UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2016

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water St. FL 50, New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

FXCM Inc. (the “Company”) held its annual meeting of shareholders on June 8, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2016 (File No. 001-34986). There were 8,239,623 shares of common stock entitled to be voted and 6,331,204 shares present in person or by proxy, at the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of the votes were as follows:

Proposal 1 – Election of Directors

Each of the following nominees for director was elected to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. The final voting results are set forth below:

Dror (Drew) Niv	For	4,084,062
	Withheld	125,677
	Broker non-votes	0

David Sakhai	For	4,083,373
	Withheld	126,366
	Broker non-votes	0

William Ahdout	For	4,083,192
	Withheld	126,547
	Broker non-votes	0

James Brown	For	4,071,629
	Withheld	138,110
	Broker non-votes	0

Robin Davis	For	4,084,340
	Withheld	125,399
	Broker non-votes	0

Bryan Reyhani	For	4,148,391
	Withheld	61,348
	Broker non-votes	0

Kenneth Grossman	For	4,082,817
	Withheld	126,922
	Broker non-votes	0

Eric LeGoff	For	4,083,982
	Withheld	125,757
	Broker non-votes	0

Arthur Gruen	For	4,069,588
	Withheld	140,151
	Broker non-votes	0

Ryan Silverman	For	4,069,048
	Withheld	140,691
	Broker non-votes	0

Eduard Yusupov	For	4,082,128
	Withheld	127,611
	Broker non-votes	0

Proposal 2- Approval of an amendment to the FXCM Inc. Amended and Restated 2010 Long-Term Incentive Plan

An amendment to the FXCM Inc. Amended and Restated 2010 Long-Term Incentive Plan was approved. The final voting results are set forth below:

For	4,076,950
Against	113,976
Abstain	18,813
Broker non-votes	2,121,465

Proposal 3- Ratification of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified. The final voting results are set forth below:

For	6,154,512
Against	172,086
Abstain	4,606
Broker non-votes	0

Proposal 4 – Non-Binding Advisory Vote on Executive Compensation

The resolution to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers was approved. The final voting results are set forth below.

For	3,883,592
Against	131,017
Abstain	195,130
Broker non-votes	2,121,465

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ David Sassoon
	Name:	David Sassoon
	Title:	General Counsel

Date: June 13, 2016